Exhibit 10.3


                            NEW FRONTIER ENERGY, INC.

                            PLACEMENT AGENT AGREEMENT


                            Dated: November 14, 2006

Westminster Securities Corp.
100 Wall Street
New York, NY 10005

Ladies and Gentlemen:

     The undersigned, New Frontier Energy, Inc., a Colorado corporation (the "Company"), proposes to issue and sell a minimum of $10,000,000 of investment units ("Units") (the "Minimum Offering") and a maximum of $20,000,000 of Units (the "Maximum Offering") (subject to an over-allotment allowance of up to an additional $3,000,000). The terms and conditions of the sale, issuance, and rights held by the securities underlying these Units are as set forth in the subscription agreements among the Company and the investors in the offering ("Investors"), which shall be prepared by the Company and subject to the approval of the Placement Agent (together with all exhibits, schedules and supplements thereto, the "Subscription Documents"). The Units, the Series C Preferred Stock underlying the Units ("Preferred"), the common stock underlying the Preferred ("Shares"), the AC Warrants and BC Warrants underlying the Units (collectively, the "Warrants"), the common stock underlying the Warrants ("Warrant Shares"), and the Placement Agent Warrants (as hereinafter defined) are referred to collectively herein as the "Equity".

     The offering of Units in the Company (the "Offering") will be conducted on a "best efforts, all or none" basis with respect to the Minimum Offering and on a "best efforts" basis with respect to the remainder of the Maximum Offering in excess of the Minimum Offering. Fractional Units may be sold at the discretion of the Company. As used herein, including with respect to the representations and warranties contained herein, unless the context otherwise requires, the term "Company" shall include the Company together with all of its direct and indirect wholly owned subsidiaries, and all representations and warranties of the Company herein shall also be deemed made on behalf of and with respect to each such subsidiary of the Company. This Placement Agent Agreement ("Agreement") is to confirm the arrangements with you (the "Placement Agent"), with respect to the sale of the Units by the Placement Agent as exclusive agent for the Company in the Offering.

     The Offering will not be registered with the Securities and Exchange Commission ("SEC") nor with any state securities authority, but rather will be offered as a private placement pursuant to an exemption from registration under Regulation D ("Regulation D") promulgated under Section 4(2) and Rule 506 of the Securities Act of 1933, as amended (the "Securities Act"), and available state securities law exemptions. The Units are to be sold in the Offering only to "accredited investors", as that term is defined in Regulation D, pursuant to the Subscription Documents.

     SECTION 1. Description of Securities. The Equity shall conform in all respects to descriptions thereof contained in the Subscription Documents and the description above.

     SECTION 2. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants with the Placement Agent as follows:


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     (a) The Subscription Documents, copies of which will be delivered to the
Placement Agent, will be carefully prepared to disclose or incorporate by reference all information concerning the Company which would be material to an investment decision by an accredited investor (as defined in Regulation D). The date on which the Offering is authorized by the Company to commence is November 15, 2006 and is herein called the "Commencement Date." The time and date of each issuance of Units hereunder is herein called an "Issuance Date" or a "Closing."

     (b) The Company is duly incorporated and validly existing as a corporation in good standing under the laws of the state of its incorporation, having corporate power and authority to own its properties and conduct its business and is duly qualified and in good standing in each foreign jurisdiction where the conduct of its business so requires such qualification. No direct or indirect rights to acquire Common Stock exist, except as have been previously disclosed to the public or as disclosed in the Subscription Documents.

     (c) The audited financial statements of the Company for the year ended February 28, 2006 and the unaudited financial statements for the periods ended May 31, 2006 and August 31, 2006, each as filed with the SEC (the "Financial Statements"), fairly present the information purported to be shown therein of the Company, at the respective dates to which they apply; and such Financial Statements have been prepared in conformity with GAAP consistently applied throughout the periods involved and are in accordance in all material respects with the books and records of the Company.

     (d) The assets of the Company, as shown in the Financial Statements, are owned by the Company with good title, free and clear of all liens, encumbrances and equities of record or otherwise, except (i) those specifically referred to in the Subscription Documents, (ii) those which do not materially adversely affect the use or value of such assets, (iii) the lien of current taxes not now due or which are being contested in good faith and for which adequate reserves have been set aside and (iv) those disclosed in the Financial Statements. The Company has the full right, power and authority to maintain and operate its business and properties as the same are now operated or proposed to be operated and is complying with all laws, ordinances and regulations applicable thereto, except where the failure to so comply would not have a material adverse effect on the Company.

     (e) There are no actions, suits or proceedings at law or in equity pending, or to the Company's knowledge threatened, against the Company before or by any federal or state commission, regulatory body, administrative agency or other governmental body wherein, either in any case or in the aggregate, an unfavorable ruling, decision or finding would materially adversely affect the business, franchise, licenses, permits, operations or financial condition of the Company which are not disclosed in the Subscription Documents.

     (f) The execution and delivery by the Company of this Agreement, the consummation and performance of the transactions herein contemplated, and compliance with the terms of this Agreement and the Subscription Documents by the Company will not conflict with, result in a breach of, or constitute a material default under, the Certificate of Incorporation or the bylaws, of the Company, in each case as amended, or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which it or any of its assets or properties is bound, or any law, order, rule, regulation, writ, injunction, judgment or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its business or properties, to the extent that such conflict, breach or default might have a material adverse effect on the Company, and its subsidiaries as a whole, or their respective businesses, properties or financial condition on a consolidated basis.


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     (g) Except as set forth in the Subscription Documents, all material licenses, permits, approval, leases, contracts and agreements referred to in the Subscription Documents (including the Financial Statements), along with all other material licenses, permits, approvals, leases, governmental authorizations or contracts to which the Company is a party, have been obtained and are valid and in full force and effect and neither the Company nor, to the knowledge of the Company, any other party is in default thereunder, and to the knowledge of the Company, no event has occurred which with the passage of time or the giving of notice, or both, would constitute a default thereunder.

     (h) Except as described in the Subscription Documents, the Company has timely filed all federal, state and local tax returns required to be filed, including without limitation, all sales tax returns, or has obtained extensions thereof and has paid, or is contesting in good faith, all taxes shown on such returns.

     (i) Except as described in the Subscription Documents, all material licenses, permits, approvals or governmental authorizations necessary to permit the Company to conduct its business have been obtained and are outstanding and will be outstanding on each Issuance Date, and the Company is in all material respects complying therewith. There are no proceedings pending, or to the knowledge of the Company threatened, seeking to cancel, terminate or limit such licenses, approvals or permits.

     (j) The Company shall apply the net proceeds from the sale of the Units primarily for the acquisition of Cedar Ridge, LLC's working interest in the Slater Dome Prospect, well drilling, working capital and general corporate purposes as described in the Subscription Documents. The Company will not use any proceeds from the sale of the Units to settle any litigation outstanding as of any Closing.

     (k) The Subscription Documents shall set forth a true and complete list of all material patents, trademarks, trade names, copyright registrations and applications therefor now or heretofore used or presently proposed to be used in the conduct of the business of the Company. Except as set forth in the Subscription Documents: (i) the Company owns or possesses adequate licenses or other valid rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, trade secrets, copyright registrations, know-how and other proprietary information (collectively, "Rights") necessary to the conduct of the business of the Company as presently being conducted; (ii) the validity of such Rights and the title thereto of the Company has not been questioned in any litigation to which the Company is or has been a party, nor, to the best knowledge of the Company, is any such litigation threatened, other than as set forth in the Subscription Documents; (iii) to the best knowledge of the Company, the conduct of the business of the Company as now conducted does not and will not conflict with Rights of others in any way which has or might reasonably be deemed to have a material adverse effect on the Company; and (iv) no proceedings are pending against the Company nor, to the best knowledge of the Company, are any proceedings threatened against the Company, alleging any violation of Rights of any third person. The Company does not know of (x) any use that has heretofore been or is now being made of any Rights owned by the Company, except by the Company or by a person duly licensed by it to use the same under an agreement described in the Subscription Documents or (y) any material infringement of any Right owned by or licensed by or to the Company. To the best knowledge of the Company, all Rights heretofore owned or held by any agent, independent contractor, employee or officer of the Company or any subsidiary thereof and used in the business of the Company in any manner have been duly and effectively transferred to the Company. The consummation of the transactions contemplated by this Agreement will not alter or impair the rights and interests of the Company in any of the items referred to in this paragraph or disclosed in the Subscription Documents as it relates to intangible property rights.

     (l) All of the representations, agreements and warranties in this Section 2 shall survive delivery of and payment for all or any part of the Units for two years from and after such delivery and payment.

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     (m) The Company has no subsidiaries other than those disclosed in the
Subscription Documents.

     (n) All of the Company's filings with the SEC were true and correct in all material respects upon the dates of filing thereof.


     SECTION 3. Issuance, Sale and Delivery of the Units.
                -----------------------------------------

     (a) The Company hereby agrees to sell the Units directly through the Placement Agent on a "best efforts all-or-none" basis with respect to the Minimum Offering, and thereafter on a "best efforts" basis with respect to the remaining Units up to the Maximum Offering. While all sales are to go through the Placement Agent, payment for said sales are to be handled in accordance with
SECTION 3(c ) below. The offering will commence on the November 15, 2006 and continue until December 15, 2006 (unless extended by the Company until no later than January 15, 2007). Pending the closing of the sale of the Minimum Offering, the proceeds of the Offering will be deposited in escrow in a non-interest bearing account at Signature Bank. Unless the Minimum Offering of Units is sold, the Offering will terminate and all funds theretofore received from the sale of the Units will be promptly returned to the subscribers without deduction therefrom or interest thereon. During the period of escrow, subscribers will not be entitled to a return of their subscriptions, except as required by law. If the Minimum Offering is completed, the remaining Units up to the amount of the Maximum Offering will be offered on a "best efforts" basis until the first to occur of (i) the completion of the Maximum Offering (including any over-allotment sales), (ii) December 15, 2006 or (iii) the termination of the Offering by mutual agreement of the Placement Agent and the Company ("Final Closing").

     (b) All checks or wire transfers for the purchase of Units shall be made payable to "Signature Bank as Escrow Agent for New Frontier Energy, Inc." (the "Escrow Account"), and shall be accompanied by a duly executed subscription agreement and statement of accredited investor in the forms included in the Subscription Documents. Each such check (if payment is made by check), when received by the Placement Agent, shall be immediately delivered to the Escrow Account, and in no event later than the business day following receipt by the Placement Agent. Subscribers shall purchase Units for cash. Upon receipt thereof or on such scheduled Issuance Date as the Company and the Placement Agent may agree after the Company shall receive subscriptions for the Minimum Offering, the Company shall issue the Units and, simultaneously with the delivery of the Units, the Company, or its counsel, shall deliver to the Placement Agent's counsel such opinions, documents and certificates as are provided for herein. No funds shall be disbursed from the Escrow Account in connection with any Closing without the written consent of both the Company and the Placement Agent. Notwithstanding anything contained herein to the contrary, each of the Company and the Placement Agent, in their respective sole discretion, shall have the right to return any amount to any potential investor together with the appropriate cancellation of any signed subscription agreements prior to consummation of such potential investors' purchase of Units. The Company may withdraw its offer to sell the Units at any time prior to acceptance of a subscription. No purchase will be effective unless and until accepted by the Company and included in a Closing.


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     (c) As its basic compensation (collectively, "Basic Compensation"), the
Placement Agent (or its designees) shall receive (i) cash compensation equal to eight percent (8%) of the gross proceeds received by the Company from the sale of Units which were sold by the Placement Agent, due at each Closing, as commission; and (ii) additional compensation in the form of warrants ("Placement Agent Warrants") to purchase (1) 10% of the number of Shares underlying the Preferred Stock sold by the Placement Agent in the Offering (assuming the initial conversion rate of $1.05), at an exercise price of $1.05 per share, (2) 10% of the number of Warrant Shares underlying AC Warrants sold in the Offering by the Placement Agent, at an exercise price of $1.50 per share and (3) 10% of the number of Warrant Shares underlying BC Warrants sold in the Offering by the Placement Agent, at an exercise price of $2.00 per share. The Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Placement Agent Warrants shall have registration, anti-dilution and other rights identical to the Warrants and Shares included in or issuable upon sale of the Units, and shall be exercisable any time from the Issuance Date through the last expiration date of any of the Warrants. In the event that any payment due the Placement Agent hereunder shall not be made when due, interest shall accrue on the unpaid balance of such overdue payments at the rate of twelve percent (12%) per annum until paid

     (d) The parties hereto represent that at each Issuance Date, the representations and warranties herein contained, and the statements contained in all certificates theretofore or simultaneously delivered by any party to another pursuant to this Agreement, shall be true and correct.

     SECTION 4. Covenants of the Company. The Company covenants and agrees with the Placement Agent that:

     (a) On the Commencement Date, and on each Issuance Date, the Subscription Documents (as amended or as supplemented, if the same shall have been amended or supplemented) will not (i) knowingly contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) contain any material, non-public information required to be disclosed to the general public in order to comply with Regulation FD promulgated under the Securities Exchange Act of 1934, as amended, unless all recipients of the Subscription Documents execute a confidentiality agreement in form and substance acceptable to the Company and the Placement Agent, prior to receipt of the Subscription Documents.

     (b) The Company will prepare promptly upon the reasonable request of the Placement Agent, such amendments or supplements to the Subscription Documents, in such form as in the opinion of counsel to the Placement Agent may be reasonably necessary or advisable in connection with the Offering. In addition, if at any time prior to the last date on which Units shall be issued, (i) an event relating to or affecting the Company shall have occurred which, in the judgment of the Company or in the opinion of counsel for the Placement Agent, would cause the Subscription Documents as then in effect to include an untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or (ii) it is otherwise necessary to amend or supplement the Subscription Documents, the Company shall promptly notify the Placement Agent of the occurrence and shall promptly prepare and deliver to the Placement Agent, without charge, sufficient copies of amended or supplemented Subscription Documents, and shall use its reasonable best efforts to cause the appropriate state securities authorities to take any required action with regard to any amendment as may be necessary to permit the lawful use of the Subscription Documents in connection with the Offering.

     (c) The Company's counsel shall prepare and file any necessary filings, in the reasonable opinion of Company's counsel or Placement Agent's counsel, under the state securities, or so-called "blue sky" laws and regulations (the "Blue Sky Laws") and the Company shall pay the filing fees and all other expenses in connection with any such qualification in such jurisdictions as the Placement Agent shall designate, and to continue such qualification in effect so long as required for the purposes of the Offering; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process in any jurisdiction in any action other than one arising out of the offering or sale of the Units. The Company will provide copies to the Placement Agent of all documents, exhibits and information filed in connection with the qualification of the Units for sale under the Blue Sky Laws.


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     (d) The Company, at its own expense, will give and continue to give such financial statements and other information to and as may be required by the proper public bodies of the jurisdictions in which the Offering may be qualified.

     (e) The Company will pay all fees, taxes (excluding any taxes on the income or revenue of the purchasers of the Units) and expenses incident to the preparation and distribution of the Offering documents and the Subscription Documents, the issuance of the Units and the fees and expenses of counsel and accountants for the Company. The Company will pay all of Placement Agent's accountable fees and expenses (including printing, mailing, travel, etc), payable at the earlier of each Closing or the termination of the Offering. In the event that any payment due the Placement Agent or its counsel hereunder shall not be made when due, interest shall accrue on the unpaid balance of such overdue payments at the rate of twelve percent (12%) per annum until paid.

     (f) After such time as the Company has issued and sold the Minimum Offering, and until two years after the final Issuance Date, the Placement Agent shall be granted "observer" status and the right to attend all meetings of the Board of Directors of the Company and to obtain copies of all minutes from and notices regarding such meetings.

     (g) The forms of Preferred, Warrants and Placement Agent Warrant shall contain the registration rights, anti-dilution protection and such other information, representations, warranties and covenants as shall be reasonably acceptable to the Placement Agent. The Company shall not release the Subscription Documents unless they are reasonably acceptable to the Placement Agent.

     (h) Except as described in the Subscription Documents, all material licenses, permits, approvals or governmental authorization necessary to permit the Company to conduct its business will be valid on each Issuance Date, the Company shall in all material respects be complying therewith and there shall be no proceedings pending, or to the knowledge of the Company threatened, seeking to cancel, terminate, suspend or limit any such licenses, permits, approvals or governmental authorization.

     (j) At each Issuance Date, the Company shall not have failed to qualify to do business as a foreign corporation in any jurisdiction where required, except where failure to so qualify would not have a material adverse effect on the Company or where any qualification is required solely as a result of conducting business over the Internet.

     (k) At the Commencement Date and at each Issuance Date, the Company will be validly existing as a corporation in good standing under the laws of the state of its incorporation, having corporate power and authority to own its properties and conduct its business, and will have a capitalization as described in the Subscription Documents. Prior to the first Issuance Date, the Company shall have outstanding and of record not more than 5,896,988 fully diluted shares of Common Stock, warrants and options to purchase not more than 11,000,000 shares of Common Stock (subject to adjustment as set forth in the option plans and warrants), and 29,410 shares of Series B Convertible Preferred Stock, not including the placement agent unit warrants issued to the Placement Agent in connection with the offering of Series B Convertible Preferred Stock. Following the Commencement Date and up to and including the final Issuance Date, the only additional securities issued in addition to those described in the previous sentence shall be the Equity.


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     (l) At each Closing, (i) the Equity will conform, in all material respects, to all statements with regard thereto contained in the Subscription Documents,
(ii) the Equity shall have been duly and validly authorized by proper corporate authority, (iii) each portion of the Equity, when issued, exercised and/or paid for (as applicable), or otherwise earned, each in accordance with its terms, will be validly issued, fully paid and nonassessable and (iv) all shares of Common Stock that comprise the Equity shall have been duly and validly reserved for issuance or, if the Company's authorized capital stock is insufficient to reserve for the shares of Common Stock underlying the Warrants and the Placement Agent Warrants, the Company will hold a shareholder's meeting requesting an increase in its authorized capital stock pursuant to the procedures set forth in the Subscription Documents. The Company shall ensure that all exercises properly requested shall be effected promptly by the Company.

     SECTION 5. Indemnification. (a) The Company hereby agrees to indemnify and hold harmless the Placement Agent, its directors, officers, agents, employees, members, affiliates, counsel and each other person or entity who controls the Placement Agent within the meaning of Section 15 of the Securities Act (collectively, the "Agent Indemnified Parties") from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or any other statute or at common law, and to reimburse such Agent Indemnified Parties for any reasonable legal or other expense (including the cost of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only insofar as such losses, claims, liabilities and litigation arise out of or are based upon
(i) any untrue statement or alleged untrue statement of a material fact required to be stated in the Subscription Documents or necessary to make the statements therein not misleading, or omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading (including, but not limited to, any documents deemed to be incorporated into the Subscription Documents by reference), (ii) any breach by the Company of any representation, warranty or covenant contained herein, (iii) any matter otherwise relating to, arising out of or in connection with the Offering or (iv) Placement Agent's service as Placement Agent hereunder; provided, however, that the indemnity provisions contained in this subsection (a) shall not apply to (x) amounts paid in settlement of any such litigation if such settlement is effected without the consent of the Company, or (y) the Placement Agent or any other Agent Indemnified Parties in respect of any such losses, claims, damages, liabilities or actions (A) arising out of, or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished in writing to the Company by the Placement Agent or such Agent Indemnified Parties specifically for use in connection with the preparation of the Subscription Documents or any amendment thereof or supplement thereto or (B) arising from the willful misconduct or gross negligence of the Placement Agent or any other Agent Indemnified Party.

     The Company will reimburse all Agent Indemnified Parties for all reasonable expenses (including, but not limited to, reasonable fees and disbursements of counsel for the Agent Indemnified Parties) incurred by any such Agent Indemnified Parties in connection with investigating, preparing and defending any such action or claim, whether or not in connection with pending or threatened litigation in connection with the transaction to which an Agent Indemnified Party is a party, as such expenses are incurred or paid. The Placement Agent agrees, within thirty (30) days of receipt, to notify the Company in writing of the receipt of written notice of the commencement of any action against it or against any other Agent Indemnified Parties, in respect of which indemnity may be sought from the Company on account of the indemnity provisions contained in this subsection (a). In case any such action shall be brought against the Placement Agent or any other Agent Indemnified Parties, the Company shall be entitled to participate in (and, to the extent that it shall wish, to direct) the defense thereof at its own expense, but such defense shall be conducted by counsel reasonably satisfactory to the Placement Agent or such other Agent Indemnified Parties.


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     (b) The indemnity provision set forth herein, and the representations and warranties of the Company set forth in this Agreement, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or by or on behalf of any of the Agent Indemnified Parties, subject to the limitations contained herein, and shall survive the delivery of the Units, and any successor of the Placement Agent or any other Agent Indemnified Parties shall be entitled to the benefit of the respective indemnity provisions.

     (c) In order to provide for just and equitable contribution in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then and in each such case, the Company and the Placement Agent shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion so that the Placement Agent is responsible for an aggregate of eight percent (8.0%) of the gross proceeds received by the Company on account of the sale of Units by the Placement Agent (being the Placement Agent's cash commission with respect to such Units), and the Company is responsible for the remaining portion; provided however, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Promptly after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party in writing of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party and such party so notifies a Contributing Party or his or its representative of the commencement thereof within the aforesaid period, the Contributing Party will be entitled to participate therein, with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section 5 are in addition to any other rights or remedies which the Company and the Placement Agent may have hereunder or otherwise.

     SECTION 6. Effectiveness of Agreement. This Agreement shall become effective as of the date hereof.

     SECTION 7. Conditions of the Placement Agent's Obligations. The Placement Agent's obligation to act as the agent of the Company hereunder, and the Placement Agent's obligation to use its best efforts to find purchasers for the Units, shall be subject to the satisfactory completion of its due diligence examination and the accuracy, as of each Issuance Date, of the representations and warranties on the part of the Company herein contained, to the performance by the Company of all its agreements herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

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     (a) The Placement Agent shall not have disclosed in writing to the Company that the Subscription Documents or any amendment or supplement thereto contains an untrue statement of a fact which in the opinion of counsel to the Placement Agent, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

     (b) Between the date hereof and each Issuance Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or other cause, of such character as shall, in the sole discretion of the Placement Agent, materially adversely affect its business or property.

     (c) Between the date hereof and each Issuance Date, there shall be no litigation instituted, or to the knowledge of the Company threatened, against the Company and there shall be no proceeding instituted or threatened against the Company or before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, permits, operations, prospects, financial condition or income of the Company.

     (d) During the period subsequent to the Commencement Date and prior to each Issuance Date, the Company (i) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the Commencement Date and
(ii) the Company shall not have suffered or experienced any materially adverse change in its financial condition or prospects.

     (e) The authorization of the Units, the Placement Agent Warrants, the Equity, the Subscription Documents, and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all material respects to counsel to the Placement Agent.

     (f) The Company shall have furnished to the Placement Agent the opinion of its counsel, that:

          (i) The Company is a validly existing corporation in good standing under the laws of the state of its incorporation with full corporate power and authority to enter into this Agreement and perform its obligations hereunder, and the Company is in good standing as a foreign corporation in the jurisdictions where it is qualified to do business and where its business requires such qualification.

          (ii) The Company has an authorized capitalization as described in the Subscription Documents. The Units, Placement Agent Shares and Placement Agent Warrants are in due and proper form and conform in all material respects to the rights set forth in the instruments defining the same. Except as set forth in the Subscription Documents or in the Company's filings with the SEC, no direct or indirect rights to acquire Common Stock exist.

          (iii) The Equity has been duly and validly issued and are fully paid and does not have any preemptive rights applicable thereto; and all of the Common Stock underlying the Equity has been duly authorized, reserved for issuance and, upon payment or conversion therefor (as applicable) in accordance with the terms of the applicable security, will be duly and validly issued, fully paid and non-assessable and will have no preemptive rights applicable thereto.

          (iv) This Agreement, the Subscription Documents and all transactions contemplated hereby and thereby have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company legally enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights now or hereafter in effect, and to general equitable principles.

          (v) Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions herein contemplated, nor compliance with the terms hereof by the Company do or will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation, as amended, or the bylaws, as amended, of the Company, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its assets or properties is bound, or any law, order, rule, regulation, judgment, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or its business or any of its properties, the violation of which could prevent the Company from performing its obligations hereunder or otherwise materially adversely affect the Company; and no consent, approvals, authorizations or orders of agencies, officers or other regulatory authorities are necessary for the valid authorization, issue or sale of the Equity, and the performance by the Company of this Agreement and its consummation of the transactions contemplated hereby and under the Subscription Documents, except under state securities or Blue Sky Laws, as to which no opinion need be expressed.

          (vi) There are no actions, suits or proceedings at law or in equity pending or threatened, against the Company and there are no proceedings pending or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body wherein, either in any case or in the aggregate, an unfavorable ruling, decision or finding could materially adversely affect the business, franchise, licenses, permits, operations, financial condition or income of the Company which are not disclosed in the Subscription Documents.

          (vii) The issuance of the Equity is exempt from registration under the Securities Act of 1933, as amended.

     (g) The Company shall have furnished to the Placement Agent a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company dated as of each Issuance Date, in the form attached hereto as Exhibit A.

     All the opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel of the Placement Agent, whose approval shall not be unreasonably withheld.

     SECTION 8. Termination.
                -----------

     (a) This Agreement may be terminated by the Placement Agent by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Placement Agent in writing.

     (b) This Agreement may be terminated by the Placement Agent by notice to the Company at any time if, in the sole judgment of the Placement Agent, the Offering or the sale or the payment for or the delivery of the Units is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally, or minimum or maximum prices shall have been generally established, or trading in securities generally on the Over-The-Counter Bulletin Board shall have been suspended or a general banking moratorium shall have been established by federal or New York State authorities,
(ii) a war, major hostilities, terrorist or similar activity, act of God or other calamity shall have occurred which materially adversely affects the ability of the Placement Agent to perform its obligations hereunder, (iii) of a material adverse change in the condition (financial or otherwise) of the Company, its business or business prospects or (iv) the Placement Agent, in its sole discretion, shall be dissatisfied with the results of its due diligence investigation.

     (c) Any termination of this Agreement pursuant to this section shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party hereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Section 4(e) through the date of termination, and the Company shall be obligated to pay all losses, claims, damages or liabilities, joint or several, payable by the Company under Section 5(a).

     SECTION 9. Finders. The Company and the Placement Agent mutually represent that they know of no third party who rendered any service in connection with the introduction of the Company to the Placement Agent and who is making a claim against anyone for a "finder's fee" or similar type of fee in connection with the Offering. Each party hereby indemnifies the other against any claims by any person known to it and not known to the other parties hereto, who shall claim to have rendered services in connection with the introduction of the Company to the Placement Agent or to have such a claim and who shall make a claim for a fee in connection therewith.

     SECTION 10. Placement Agent's Representations and Warranties. The Placement Agent represents and warrants to and agrees with the Company that:

     (a) The Placement Agent is registered as a broker-dealer with the Securities and Exchange Commission and is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

     (b) The Placement Agent will not effect sales of the Units in any jurisdiction unless it or its representative is duly licensed to effect sales in such jurisdiction and the offer and sale of the Units are registered or exempt from registration in such jurisdiction.

     (c) The Placement Agent has duly authorized this Agreement and this Agreement is the valid, binding and enforceable obligation of the Placement Agent.

     SECTION 11. Notice. Except as otherwise expressly provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be given in writing, addressed to the Company at the address set forth in the Subscription Documents, with a copy to Schlueter & Associates, P.C., 1050 17th Street, Suite 1750, Denver, CO 80265,
Attention: Henry Schlueter, Esq. and (b) whenever notice is required by the provisions of this Agreement to be given to the Placement Agent, such notice shall be in writing addressed to the Placement Agent at the address set forth above, with a copy to Feldman Weinstein LLP, 420 Lexington Avenue, Suite 2620, New York, NY 10170, Attention: Joseph Smith, Esq..

     SECTION 12. Miscellaneous. This Agreement is made solely for the benefit of the Placement Agent, the Company and any controlling person referred to in
Section 15 of the Securities Act, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchaser, as such, of any of the Units.

     The validity, interpretation and construction of this Agreement, and of each part hereof, will be governed by the local laws of the State of New York.

     The headings in this Agreement are for reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     This Agreement represents the entire agreement between the parties hereto with respect to the Offering.

     The provisions of this Agreement shall be deemed severable, so that if any provision hereof shall be declared unlawful or unenforceable, the remaining provisions hereof shall not be affected thereby and shall remain in full force and effect.

     This Agreement shall be deemed to have been drafted jointly by the parties hereto.

     The Placement Agent shall have the right to associate itself with such other members of the NASD and/or foreign investment firms duly licensed, if required, in their respective locales offering the Units only offshore to the United States as additional agents as the Placement Agent may elect, in its sole discretion. Such additional agents may become selected dealers subject to this Agreement in the sole discretion of the Placement Agent by signing a Selected Dealer Agreement in form satisfactory to the Placement Agent. The Placement Agent shall have the right to share any compensation due to the Placement Agent hereunder, with such additional agents and in such amounts as the Placement Agent deems fit, in its sole judgment. In addition, such additional agents shall be afforded the same indemnification by the Company as offered to the Placement Agent hereunder.

     Pursuant to the placement agent agreement dated September 14, 2004 between the Company and the Placement Agent (as amended, the "Existing Agreement"), the Placement Agent is the Company's exclusive financial advisor for all equity or equity-linked placements as of December 23, 2004 through December 23, 2007. This Agreement does not supercede the Existing Agreement but rather is an additional Agreement that relates solely to the Offering described herein. The Company acknowledges that the Basic Compensation and expenses (Section 4(e)) due to the Placement Agent hereunder are payable at a lesser rate than set forth in the Existing Agreement, and that in the event of a future equity or equity-linked placement the Company shall pay the Basic Compensation and expenses of the Placement Agent at the rates forth in the Existing Agreement, unless otherwise agreed to by the Placement Agent. Notwithstanding the foregoing, if the Company notifies the Placement Agent in good faith that it is in need of additional financing and the Placement Agent fails to provide such financing within a period of three months, the status of the Placement Agent as exclusive financial advisor for all equity or equity-linked placements shall terminate and the Company shall be free to contract with other parties for the necessary financing.

     In the event of a dispute, the parties hereto agree to be bound by the arbitration procedures of the American Arbitration Association, and that such arbitration shall take place in the Denver metropolitan area.

     This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together will constitute one and the same instrument.



         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

     Please confirm that the foregoing correctly sets forth the Agreement between the Placement Agent and the Company.

                   NEW FRONTIER ENERGY, INC.



                  By:  /s/ Les Bates
                       ----------------------------
                       Les Bates
                       Chief Financial Officer

     We hereby confirm as of the date hereof that the above letter sets forth the agreement between the Company and us.

                  WESTMINSTER SECURITIES CORP.



                  By:  /s/ John P. O'Shea
                       -----------------------------
                       John P. O'Shea
                       Chairman & CEO

                                                                       EXHIBIT A

                          FORM OF OFFICER'S CERTIFICATE


[Date]

Westminster Securities Corporation
100 Wall Street, 7th Floor
New York, NY  10005



Ladies and Gentlemen:

We, the Chief Executive Officer and Chief Financial Officer of New Frontier Energy, Inc. (the "Company"), in connection with the execution and delivery by the Company of each Subscription Agreement (the "Subscription Agreements"), by and among the Company and the investors identified on each signature page thereto (the "Investors") as of the date above ("Closing"), do hereby certify as follows (Capitalized terms not otherwise defined herein are defined as set forth in the Subscription Agreements.):

     (i) The representations and warranties of the Company in each Subscription Agreement are true and correct in all material respects at and as of the Closing and the Company has complied in all material respects with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing.

     (ii) The Subscription Documents and any amendments and supplements thereto, and all statements contained therein, are true and correct, and neither the Subscription Documents nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein in light of the circumstances in which they were made or necessary to make the statements therein not misleading, and since the Commencement Date, there has occurred no event required to be set forth in amended or supplemented Subscription Documents which has not been so set forth.


Very truly yours,



---------------------------                 -----------------------------
Paul G. Laird                               Les Bates
Chief Executive Officer                     Chief Financial Officer


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